Exhibit 99(b)(5)(d)


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JEFFERSON NATIONAL LIFE INSURANCE COMPANY ("THE COMPANY")
DALLAS, TEXAS
[ATTENTION:  VARIABLE ANNUITY NEW BUSINESS
P.O. BOX 36750,  LOUISVILLE, KY 40233
FAX: 1-866-667-0563                                                                                       [JEFFERSON NATIONAL LOGO]
                                                                       CHECKS PAYABLE TO: JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                                                [_] CHECK HERE TO SEND CONTRACT DIRECTLY TO CLIENT.

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                                             MONUMENT ADVISOR APPLICATION
OWNER IS (CHECK ONE):

      [_] Individual      [_] Trust*      [_] CRT*      [_] Corporation*      [_] Other __________________

          * Non-natural contract owners must accompany application with additional form: JNL-6000 DUE DILIGENCE SUPPLEMENT.
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1A. OWNER                                                         1B.  JOINT OWNER (IF APPLICABLE)
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Name (FIRST, MI, LAST)                                            Name (FIRST, MI, LAST)
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Street Address                                                    Street Address
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City                       State            Zip                   City                       State            Zip
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SS#/Tax ID #                   Phone                              SS#/Tax ID #                   Phone
------------------------------ ---------------------------------- ------------------------------ ----------------------------------
Birth Date (MO, DAY, YR)            [_]  Male    [_]  Female      Birth Date (MO, DAY, YR)            [_]  Male    [_]  Female
============================== ================================== ============================== ===================================
2A.  ANNUITANT (IF NOT OWNER)                                     2B.  JOINT ANNUITANT (IF APPLICABLE)
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Name (FIRST, MI, LAST)                                            Name (FIRST, MI, LAST)
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Street Address                                                    Street Address
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City                       State            Zip                   City                       State            Zip
------------------------------------ ---------------------------- ------------------------------------ ----------------------------
SS#/Tax ID #                         Phone                        SS#/Tax ID #                         Phone
------------------------------------ ---------------------------- ------------------------------------ ----------------------------
Birth Date (MO, DAY, YR)             [_] Male    [_]  Female      Birth Date (MO, DAY, YR)             [_] Male    [_]  Female
==================================== ============================ ==================================== =============================
3A.  PRIMARY BENEFICIARIES                                        3B.  CONTINGENT BENEFICIARIES
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Name #1 (FIRST, MI, LAST)                      Relationship       Name #1 (FIRST, MI, LAST)                      Relationship
---------------------------------------------- ------------------ ---------------------------------------------- ------------------
SS#/Tax ID #        Birth Date (MO, DAY, YR)   Percentage         SS#/Tax ID #        Birth Date (MO, DAY, YR)   Percentage
------------------- -------------------------- ------------------ ------------------- -------------------------- ------------------
Name #2 (FIRST, MI, LAST)                      Relationship       Name #2 (FIRST, MI, LAST)                      Relationship
---------------------------------------------- ------------------ --------------------------- ------------------ ------------------
SS#/Tax ID #        Birth Date (MO, DAY, YR)   Percentage         SS#/Tax ID #        Birth Date (MO, DAY, YR)   Percentage
------------------- -------------------------- ------------------ ------------------- -------------------------- ------------------
[_] Check here to include additional beneficiaries on             [_] Check here to include additional beneficiaries on
    separate page.                                                    separate page.
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4.  PURCHASE PAYMENT/ PLAN TYPE ($25,000 MINIMUM. FILL OUT SECTION A OR SECTION B.)
------------------------------ ------------------------------------------ ---------------------------------------------------------
A. NONQUALIFIED:
                               Estimated Amount: $___________________     (REQUIRES FORM VA121: AUTHORIZATION TO TRANSFER FUNDS
   [_] 1035 Exchange                                                      AND STATE REPLACEMENT FORMS.)
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   OR
   [_] New Money               Amount: $ ___________________  paid by:    [_] Enclosed Check or
                                                                          [_] EFT      BANK ROUTING/ABA # __________________

                                                                                                ACCOUNT # __________________________
------------------------------ ------------------------------------------ ---------------------------------------------------------
B. QUALIFIED:

   [_] Transfer [_] Rollover   Estimated Amount $____________________     (REQUIRES FORM VA121 AUTHORIZATION TO TRANSFER FUNDS
                                                                          AND STATE REPLACEMENT FORMS.)
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   OR

   [_] New Money               Amount: $ ___________________  paid by:    [_] Enclosed Check or
                                                                          [_] EFT BANK ROUTING/ABA # __________________

                                                                                                ACCOUNT # __________________________
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QUALIFIED PLAN TYPE:           [_] IRA   [_] Roth IRA   [_] SEP IRA   [_] Simple IRA   [_] Other ________________
                                                                                               IRA Contribution for Tax Yr: ________
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JNL-6005-3                                                                                                              Page 1 of 5
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5.  INVESTMENT SELECTIONS-- Use whole percentages to indicate the investment allocation desired. Percentages allocated for all portfolios must equal 100%.
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                                                                                        NEUBERGER BERMAN ADVISERS MGMT TRUST
ADVISORONE FUNDS--RYDEX VARIABLE TRUST      FEDERATED INSURANCE SERIES                  (Cont.)
------------------------------------------- ------------------------------------------- --------------------------------------------
________% CLS AdvisorOne Amerigo            ________% Federated Capital Income II       ________% Lehman Brothers High Income Bond
________% CLS AdvisorOne Clermont           ________% Federated High Income Bond II     ________% Lehman Brothers Short Duration
------------------------------------------- ________% Federated International Equity II           Bond
AIM VARIABLE INSURANCE FUNDS                ________% Federated Kaufmann II             ________% NB AMT Mid-cap Growth
------------------------------------------- ________% Federated Market Opportunity II   ________% NB AMT Partners
________% AIM V.I. Basic Value              --------------------------------------------________% NB AMT Regency
________% AIM V.I. Core Equity              JANUS ASPEN SERIES--INSTUTIONAL SERIES      ________% NB AMT Socially Responsive
________% AIM V.I. High Yield               ----------------------------------------------------------------------------------------
________% AIM V.I. Mid Cap Core Equity      ________% Janus Aspen Balanced              NORTHERN LIGHTS VARIABLE TRUST
________% AIM V.I. Global Real Estate       ________% Janus Aspen Forty                 --------------------------------------------
________% AIM V.I. Financial Services       ________% Janus Aspen Global Life Sciences  ________% JNF Chicago Equity Partners Equity
________% AIM V.I. Global Health Care       ________% Janus Aspen Growth and Income     ________% JNF Chicago Equity Partners
________% AIM V.I. Technology               ________% Janus Aspen International Growth            Balanced
------------------------------------------- ________% Janus Aspen Large Cap Growth      --------------------------------------------
THE ALGER AMERICAN FUND                     ________% Janus Aspen Mid Cap Growth        PIMCO VARIABLE INSURANCE TRUST (ADMIN CL.)
------------------------------------------- ________% Janus Aspen Mid Cap Value         --------------------------------------------
________% AA Growth                         ________% Janus Aspen Worldwide Growth      ________% PVIT All Asset
________% AA Leveraged AllCap               --------------------------------------------________% PVIT CommodityRealReturn Strategy
________% AA MidCap Growth                  JANUS ASPEN SERIES--SERVICE SHARES          ________% PVIT Emerging Markets Bond
________% AA Small Capitalization           --------------------------------------------________% PVIT Foreign Bond (US Dollar
------------------------------------------- ________% Janus Aspen INTECH Risk-Managed             Hedged)
ALLIANCEBERNSTEIN VAR. PRODUCTS SERIES                Core                              ________% PVIT Global Bond (Unhedged)
------------------------------------------- ________% Janus Aspen INTECH Risk-Managed   ________% PVIT High Yield
________% AB Growth & Income                          Growth                            ________% PVIT Long-Term U.S. Government
________% AB Small/Mid Cap Value            ________% Janus Aspen Small Company Value   ________% PVIT Low Duration
------------------------------------------- --------------------------------------------________% PVIT Money Market
AMERICAN CENTURY VARIABLE PORTFOLIOS        LAZARD RETIRMENT SERIES, INC.               ________% PVIT RealEstateRealReturn
------------------------------------------- --------------------------------------------          Strategy
________% Amer. Cent. VP Balanced           ________% Lazard Retirement Emerging Markets________% PVIT Real Return
________% Amer. Cent. VP Income & Growth    ________% Lazard Retirement US Strategic    ________% PVIT Short-Term
________% Amer. Cent. VP Inflation Prot.              Equity                            ________% PVIT StockPlus Total Return
________% Amer. Cent. VP International      ________% Lazard Ret. International Equity  ________% PVIT Total Return
________% Amer. Cent. VP Large Company      ________% Lazard Retirement Small Cap       --------------------------------------------
          Value                             --------------------------------------------PIONEER VARIABLE CONTRACTS TRUST
________% Amer. Cent. VP Ultra              LEGG MASON PARTNERS VAR. PORTFOLIOS         --------------------------------------------
________% Amer. Cent. VP Value              --------------------------------------------________% Pioneer Core Bond VCT II
________% Amer. Cent. VP Vista              ________% Legg Mason Part. Var. Aggressive  ________% Pioneer Cullen Value VCT II
-------------------------------------------           Growth                            ________% Pioneer Emerging Markets VCT II
CREDIT SUISSE TRUST                         ________  Legg Mason Part. Var. Capital and ________% Pioneer Equity Income VCT II
-------------------------------------------           Income                            ________% Pioneer Fund VCT II
________% Credit Suisse Commodity           ________% Legg Mason Part. Var.             ________% Pioneer Global High Yield VCT II
          Return Strategy                             Fundamental Value                 ________% Pioneer High Yield VCT II
------------------------------------------- ________% Legg Mason Part. Var. Global      ________% Pioneer International Value
DIREXION INSURANCE TRUST                              High Yield Bond                             VCT II
------------------------------------------- ________% Legg Mason Part. Var.             ________% Pioneer Mid Cap Value VCT II
________% DireXion Dynamic VP HY Bond                 Government                        ________% Pioneer Strategic Income VCT II
------------------------------------------- ________% Legg Mason Part. Var.             ________% Pioneer Small Cap Value VCT II
DREYFUS FUNDS (Initial Shares)                        Large Cap Growth                  ________% Pioneer Strategic Income VCT II
------------------------------------------- ________% Legg Mason Part. Var.
________% Drey. IP Sm. Cap Stock Index                Strategic Bond
________% Dreyfus VIF International Value   --------------------------------------------
________% Dreyfus Stock Index               LORD ABBETT SERIES FUND, INC.
________% The Dreyfus Socially              --------------------------------------------
          Resp. Growth                      ________% Lord Abbett America's Value
                                            ________% Lord Abbett Growth and Income
                                            --------------------------------------------
                                            NEUBERGER BERMAN ADVISERS MGMT TRUST
JNL-6005-3                                  --------------------------------------------                                 Page 2 of 5
                                            ________% NB AMT Fasciano
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ROYCE CAPITAL FUND                          RYDEX VARIABLE TRUST (CONT.)                TRANSACTION FEE FUNDS - NOTE: THERE IS AN
------------------------------------------- ------------------------------------------- ADDITIONAL FEE FOR INVESTING IN THE FUNDS
________% Royce Micro-Cap                   ________% Rydex Multi-Cap Core Equity       LISTED BELOW.
________% Royce Micro-Cap                   ________% Rydex Nova                        --------------------------------------------
------------------------------------------- ________% Rydex OTC                         --------------------------------------------
RYDEX VARIABLE TRUST                        ________% Rydex Precious Metals             NATIONWIDE VARIABLE INSURANCE TRUST
------------------------------------------- ________% Rydex Real Estate                 ____----------------------------------------
________% Rydex Absolute Return Strategies  ________% Rydex Retailing                   _______% Nationwide VIT Bond Index
________% Rydex Banking                     ________% Rydex Russell(R) 2000 Advantage   _______% Nationwide VIT International Index
________% Rydex Basic Materials             ________% Rydex Sector Rotation             _______% Nationwide VIT Mid Cap Index
________% Rydex Biotechnology               ________% Rydex Small-Cap Growth            _______% Nationwide VIT S&P 500 Index
________% Rydex Commodities                 ________% Rydex Small-Cap Value                 ___% Nationwide VIT Small Cap Index
________% Rydex Consumer Products           ________% Rydex Technology
________% Rydex Dynamic Dow                 ________% Rydex Telecommunications
________% Rydex Dynamic OTC                 ________% Rydex Transportation
________% Rydex Dynamic Russell 2000        ________% Rydex U.S. Gov't Money Market
________% Rydex Dynamic S&P 500(R)          ________% Rydex Utilities
________% Rydex Dynamic Strengthening       -------------------------------------------
          Dollar                            SELIGMAN PORTFOLIOS, INC.
________% Rydex Dynamic Weakening Dollar    -------------------------------------------
________% Rydex Electronics                 ________% Seligman Communications &
________% Rydex Energy                                Information
________% Rydex Energy Services             ________% Seligman Global Technology
________% Rydex Essential Portfolio         -------------------------------------------
          Aggressive                        THIRD AVENUE VAR. SERIES TRUST
________% Rydex Essential Portfolio         -------------------------------------------
          Conservative                      ________% Third Avenue Value Portfolio
________% Rydex Essential Portfolio         -------------------------------------------
          Moderate                          T. ROWE PRICE EQUITY SERIES, INC.
________% Rydex Europe Advantage            -------------------------------------------
________% Rydex Financial Services          ________% T. Rowe Price Blue Chip Growth
________% Rydex Gov't Long Bond             ________% T. Rowe Price Equity Income
          Advantage                         ________% T. Rowe Price Health Sciences
________% Rydex Health Care                 ________% T. Rowe Price Limited-Term Bond
________% Rydex Hedged Equity               -------------------------------------------
________% Rydex Internet                    VAN ECK WORLDWIDE INSURANCE
________% Rydex Inverse Dynamic Dow         -------------------------------------------
________% Rydex Inverse Gov't Long Bond     ________% Van Eck Worldwide Absolute Return
________% Rydex Inverse Mid-Cap             ________% Van Eck Worldwide Bond
________% Rydex Inverse OTC                 ________% Van Eck Worldwide Emerging Markets.
________% Rydex Inverse Russell(R) 2000     ________% Van Eck Worldwide Hard Assets
________% Rydex Inverse S&P 500(R)          ________% Van Eck Worldwide Real Estate
________% Rydex Japan Advantage
________% Rydex Large-Cap Growth            -------------------------------------------
________% Rydex Large-Cap Value             WELLS FARGO ADVANTAGE FUNDS
________% Rydex Leisure                     -------------------------------------------
________% Rydex Mid-Cap Advantage           ________% Wells Fargo Advantage VT Discovery
________% Rydex Mid-Cap Growth              ________% Wells Fargo Advantage VT Opportunity
________% Rydex Mid-Cap Value


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 6. REBALANCING INSTRUCTIONS
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     Rebalance contract: [_] Annually  [_] Semi-Annually  [_] Quarterly
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JNL-6005-3                                                                                                               Page 3 of 5
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7.  ELECTRONIC ACCESS
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As Owner of the Contract, I hereby agree to access all information relating to my Contract ELECTRONICALLY, through my Jefferson
National online account which shall be established upon issuance of my contract. I can access my contract through the Jefferson
National website, WWW.JEFFNAT.COM.

I agree to visit the Jefferson National website periodically to review all documents relating to my Contract. I agree to keep
Jefferson National apprised of any changes to my e-mail address shown below. I agree to maintain the password security of my online account and understand that I will be responsible for all orders, data, information or requests using my password. If I suspect there is unauthorized use of my password, I agree to notify Jefferson National immediately.

OWNER/ANNUITANT E-MAIL ADDRESS (REQUIRED)______________________

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8.  INVESTMENT ADVISOR AUTHORIZATION (TO BE SIGNED BY INVESTMENT ADVISOR, IF ANY.)
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Will the proposed contract replace any existing annuity                           IF YES, REPLACEMENT REQUIREMENTS MUST BE FOLLOWED.
or insurance contract?  [_] No   [_]  Yes                              (ALL TRANSFERS AND/OR EXCHANGES ARE CONSIDERED REPLACEMENTS.)

I, the Investment Advisor, have reviewed the Contract Owner's financial status, tax status, and investment objectives and determined that the annuity for which the Contract Owner is applying is suitable. Enclose FORM VA-125 SUITABILITY FOR RIA-ADVISED SALES signed by the Contract Owner. ALSO ENCLOSE COPY OF EXECUTED ADVISOR AUTHORIZATION AGREEMENT FOR EACH ADVISOR ON THE CONTRACT.
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A.  SIGNATURE OF INVESTMENT ADVISOR:                              B.  NAME OF ADDITIONAL ADVISOR (THIRD PARTY INVESTMENT ADVISOR):

-------------------------------------- -------------------------- ------------------------------------------------------------------
    Print Name of Investment Advisor:  Name of Firm:

-------------------------------------- -------------------------- ------------------------------------------------------------------
    Address:                                                          Address:

-------------------------------------- -------------------------- -------------------------------------- ---------------------------
    Phone:                             Tax ID # /  SS #:              Phone:                             Tax ID # /  SS #:

-------------------------------------- -------------------------- -------------------------------------- ---------------------------
  E-Mail (REQUIRED):                                                E-Mail (REQUIRED):

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9.  REGISTERED REPRESENTATIVE CERTIFICATION (TO BE SIGNED BY REGISTERED REPRESENTATIVE, IF ANY.)
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I certify that I have asked all the questions in the application and correctly recorded the answers of the proposed Owner/Annuitant.
I have presented to the Company all the pertinent facts, and I know nothing unfavorable about the proposed Owner/Annuitant that is not stated in this application.
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A. SIGNATURE OF REGISTERED REPRESENTATIVE #1:                     B. SIGNATURE OF REGISTERED REPRESENTATIVE #2:

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   Print Name:                                                    Print Name:

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   Date:                                                          Date:

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   Address:                                                       Address:

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   Phone #:                                                       Phone #:

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   E-mail (REQUIRED):                                             E-mail (REQUIRED):

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C. NAME OF SERVICING REPRESENTATIVE FOR THIS CONTRACT:

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   Servicing Representative Phone #:

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   Servicing Representative E-mail (REQUIRED):

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JNL-6005-3                                                                                                               Page 4 of 5
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10. FRAUD WARNINGS
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NAIC MODEL FRAUD STATMENT: Any person who knowingly               NJ: An person who includes any false or misleading
presents a false or fraudulent claim for payment of a loss        information on an application for an insurance policy is
or benefit or knowingly presents false information in an          subject to criminal and civil penalties.
application for insurance is guilty of a crime and may be
subject to fines and confinement in prison.

AZ, AK, CO, KY, ME, NM, OH, OK, PA, TN: It is a crime to          FL: An person who knowingly and with intent to injure,
knowingly provide false, incomplete or misleading                 defraud, or deceive any insurer files a statement of
information to an insurance company for the purpose of            claim or an application containing any false, incomplete
defrauding the company. Penalties may include                     or misleading information is guilty of a felony of the
imprisonment, fines, or a denial of insurance benefits.           third degree.
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11.  OWNER STATEMENT
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All statements made on all pages of this application are true to the best of my knowledge and belief and I agree to all terms and conditions as stated herein. I also agree that this application may become a part of my annuity contract. I FURTHER VERIFY MY
UNDERSTANDING THAT ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE
ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. I acknowledge receipt of a current prospectus. Under penalty of perjury, I certify that the social security or taxpayer identification number is correct as it appears in this application.

I understand that Jefferson National may, from time to time, sponsor conferences or otherwise remunerate broker/dealers or other third parties for marketing or other services. I understand that if a registered representative assisted me in the purchase of this variable annuity, he/she is acting as an agent of Jefferson National.
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                  NOT FDIC/NCUA INSURED  |  MAY LOSE VALUE | NO BANK GUARANTEE         [GRAPHIC OMITTED]
                  NOT A DEPOSIT | NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY         [GRAPHIC OMITTED]
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Will the proposed contract replace any existing annuity                           IF YES, REPLACEMENT REQUIREMENTS MUST BE FOLLOWED.
or insurance contract?  [_] No   [_] Yes                               (ALL TRANSFERS AND/OR EXCHANGES ARE CONSIDERED REPLACEMENTS.)

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Signature of Owner:                                               Signature of Joint Owner:

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Date:                                                             Date:

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                                                         FOR HOME OFFICE USE
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JNL-6005-3                                                                                                               Page 5 of 5
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